October 28, 2011

Alpha Defensive Growth Fund
Alpha Opportunistic Growth Fund

Each a series of Advisors Series Trust

Class I and Class R Shares

Supplement to the Statement of Additional Information (“SAI”)
Dated January 26, 2011

Effective immediately, the Supplement dated March 30, 2011, is deleted and the “Portfolio Holdings Policy” section on page 33 of the SAI dated January 26, 2011, is restored.

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Please retain this Supplement with your SAI for future reference.